UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

On February 3, 2011, Alimera Sciences, Inc. (“Alimera”) issued a press release announcing results from the Phase 3 FAME™ study final readout of Iluvien® in patients with diabetic macular edema. Alimera will be hosting a conference call, as well as a live webcast on the Investor Relations section of its website at http://www.alimerasciences.com, at 4:30 p.m. ET on February 3, 2011 to discuss the results. The full text of the press release and the slides to be used for the webcast are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Various statements to be made during the conference call and webcast are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s future results of operations and financial position, business strategy and plans and objectives of management for Alimera’s future operations. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “likely,” “will,” “would,” “could,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The events and circumstances reflected in Alimera’s forward-looking statements may not occur and actual results could differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, delay in or failure to obtain regulatory approval of Alimera’s product candidates, uncertainty as to Alimera’s ability to commercialize, and market acceptance of, its product candidates, the extent of government regulations, uncertainty as to relationship between the benefits of Alimera’s product candidates and the risks of their side-effect profiles, dependence on third-party manufacturers to manufacture Alimera’s product candidates in sufficient quantities and quality, uncertainty of clinical trial results, limited sales and marketing infrastructure, and Alimera’s ability to operate its business in compliance with the covenants and restrictions that it is subject to under its credit facility, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s quarterly reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.

All forward-looking statements made during the conference call and webcast are expressly qualified by the above paragraph in their entirety. These forward-looking statements speak only as of the date on which they are made (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

The information in Item 7.01 of this Current Report on Form 8-K, the press release furnished as Exhibit 99.1 hereto and the webcast slides furnished as Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated February 3, 2011.
99.2	Webcast slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

By: /s/ RICHARD S. EISWIRTH, JR.
Name:  Richard S. Eiswirth, Jr.
Title:  Chief Financial Officer and
Chief Operating Officer

Dated:  February 3, 2011